Exhibit 24.1







                               CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement of Tredegar Industries, Inc. on Form S-8 (File Numbers 33-29582 and 33-47800) of our report dated June 13, 1994, appearing in this Annual Report on Form 11-K of the Savings Plan for the Employees of Tredegar Industries, Inc. for the year ended December 31, 1993.



                                                  PLOTT & WALTON, PC

























June 24, 1994